Exhibit 10.3

SUBSIDIARY GUARANTEE

This SUBSIDIARY GUARANTEE (as amended, restated, supplemented, or otherwise modified and in effect from time to time, this “Guarantee”) is made as of June 23, 2026, jointly and severally, by and among 3 E Network Technology Group Limited, a British Virgin Islands business company (the “Company”), and the Company’s undersigned Subsidiaries which are all Subsidiaries of the Company as of the date hereof (together with each other Person who becomes a party to this Guarantee by execution of a joinder in the form of Exhibit A attached hereto, which shall include all Subsidiaries (as defined in the Purchase Agreement (as defined below)) of the Company formed or acquired after the date hereof for so long as this Guarantee remains in effect, shall be referred to individually as a “Guarantor” and collectively as the “Guarantors”), in favor of ______________, an exempted company incorporated under the laws of _____________, as agent for the Investor (the “Collateral Agent”), for the benefit of itself as the Investor as defined in the Purchase Agreement entered into by and between the Investor and the Company dated as of the date hereof (the “Purchase Agreement”).

WHEREAS, pursuant to and in accordance with the Purchase Agreement, the Company has executed and delivered that certain Senior Secured 8% Original Issue Discount Convertible Promissory Note dated as of the date hereof (the “Closing Date”) in an original aggregate principal amount of up to $2,000,000 as provided in the Purchase Agreement (the “Note”);

WHEREAS, the Note was acquired by the Investor pursuant to the Purchase Agreement;

WHEREAS, each Guarantor is a Subsidiary of the Company and, as such, will derive substantial benefit and advantage from the Purchase Agreement, the Note and the other related agreements. Each Guarantor also acknowledges that the Investor relies on the Guarantee in entering into the Purchase Agreement and purchasing the Note.

NOW, THEREFORE, for and in consideration of the promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby jointly and severally agrees as follows:

1. Definitions.

(a)  Capitalized words and phrases used herein without definition and defined in the Purchase Agreement are used herein as defined therein or, if not defined in the Purchase Agreement, as defined in the Note, as applicable. In addition, as used herein:

“Bankruptcy Code” shall mean the U.S. Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended and in effect from time-to-time thereunder.

“Obligations” shall mean all obligations arising under the Note including but not limited to the principal, accrued interest, and other sums due under the Note.

(b)  All references to an “Investor” or “Investors” hereunder shall include the Collateral Agent acting in its capacity as the Investor. For clarity, because the Collateral Agent is the sole Investor under the Purchase Agreement, the parties acknowledge that notwithstanding references to Collateral Agent or Investor in this Guarantee, the term “Collateral Agent” refers to the Investor, and the terms “Investor” or “Investors” refers to the Collateral Agent, unless one or more third parties acquire a portion of the Note in which case the Investor shall act as Collateral Agent for all parties who hold such Note in accordance with this Guarantee, and their respective successors and assigns. In such event, the Collateral Agent may require amendments to the applicable Transaction Documents to reflect the inclusion of additional secured parties.

(c)  All references to a “Guarantor” or “Guarantors” hereunder shall include the Company’s Subsidiaries listed on the signature page(s) hereto, which the Company represents and warrants constitute all of the Company’s Subsidiaries as of the date of this Guarantee, and to any additional Subsidiaries which may be formed or acquired by the Company subsequent to such date.

(d)  For purposes of this Guarantee, references to “collateral” and “security interests” therein in favor of the Investors shall be deemed to include and refer to any collateral securing the Obligations, including pursuant to any Security Agreement and/or Pledge Agreement which may be executed and delivered to the Collateral Agent in accordance with the Note.

2. Guarantee of Payment.

(a)  Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees the full and prompt payment and performance to the Investors and the Collateral Agent, on behalf of itself and in its capacity as agent for the benefit of the Investors, as primary obligor and not as surety, when due, whether at maturity or by reason of acceleration or otherwise, of any and all of the Obligations.

(b)  Each Guarantor acknowledges that valuable consideration supports this Guarantee, including, without limitation, the consideration set forth in the recitals above; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guaranty; any purchase of any of the Company’s assets by any Investor or Collateral Agent; or any other valuable consideration.

(c)  Each Guarantor agrees that all payments under this Guarantee shall be made in United States currency and in the same manner as provided for the Obligations.

(d)  Notwithstanding any provision of this Guarantee to the contrary, it is intended that this Guarantee, and any interests, Liens and security interests granted by each Guarantor as security for this Guarantee, not constitute a “Fraudulent Conveyance” (as defined below) in the event that this Guarantee or such interest is subject to the Bankruptcy Code or any applicable fraudulent conveyance or fraudulent transfer law or other applicable laws of any state. Consequently, each Guarantor, the Collateral Agent and the Investors all agree that if this Guarantee, or any such interests, Liens or security interests securing this Guarantee, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guarantee and each such Lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guarantee or such interest, Lien or security interest to constitute a Fraudulent Conveyance, and this Guarantee shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or other applicable laws of any state, as in effect from time to time.

3.  Costs and Expenses. The Company and each Guarantor, jointly and severally, agrees to pay on demand, all reasonable, necessary and documented out of pocket Costs and Expenses of every kind incurred by any Investor or the Collateral Agent, and unless an Event of Default has occurred or its continuing, only to the extent such Costs and Expenses have been approved in advance in writing by the Company: (a) in enforcing this Guarantee or any other Transaction Document, (b) in collecting any of the Obligations from any Guarantor pursuant to this Guarantee or any other Transaction Document, and (c) in connection with any amendment of, modification to, waiver or forbearance granted under, or enforcement or administration of this Guarantee or any other Transaction Document or for any other purpose in connection with this Guarantee or any other Transaction Document, in each case, to the extent an Investor or the Collateral Agent may take such action pursuant to the terms and conditions of this Guarantee. “Costs and Expenses” as used in the preceding sentence shall include, without limitation, reasonable attorneys’ fees incurred by any Investor or the Collateral Agent in retaining legal counsel for advice, suit, appeal, any insolvency or other proceedings under the Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

4. Nature of Guarantee: Continuing, Absolute and Unconditional.

(a)  This Guarantee is and is intended to be a continuing guaranty of payment of the Obligations when due, and not of collectability, and is intended to be independent of and in addition to any other guaranty, endorsement, collateral or other agreement held by an Investor or the Collateral Agent therefor or with respect thereto, whether or not furnished by a Guarantor. None of the Investors and the Collateral Agent shall be required to prosecute collection, enforcement or other remedies against the Company, any other Guarantor or guarantor of the Obligations or any other person or entity, or to enforce or resort to any of the collateral or other rights or remedies pertaining thereto, before calling on a Guarantor for payment. The obligations of each Guarantor to repay the Obligations hereunder shall be unconditional. To the maximum extent permitted by law, no Guarantor shall have any right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against the Company in connection with this Guarantee until the termination of this Guarantee in accordance with Section 8 below, and hereby waives any benefit of, and any right to participate in, any security or collateral given to the Investors to secure payment of the Obligations, and each Guarantor agrees that it will not take any action to enforce any obligations of the Company to such Guarantor prior to the Obligations being finally and irrevocably paid in full in cash, provided that, in the event of the bankruptcy or insolvency of the Company, to the extent the Obligations have not been finally and irrevocably paid in full in cash, the Collateral Agent, for the benefit of itself and the Investors, and the Investors shall be entitled notwithstanding the foregoing, to file in the name of any Guarantor or in its own name a claim for any and all indebtedness owing to a Guarantor by such Company (exclusive of this Guarantee), vote such claim and to apply the proceeds of any such claim to the Obligations.

(b)  For the further security of the Investors and without in any way diminishing the liability of the Guarantors, following the occurrence and during the continuance of an Event of Default (as defined in the Note), all debts and liabilities, present or future, of the Company to the Guarantors, and all monies received from the Company or for its account by the Guarantors in respect thereof shall be received in trust for Investors and the Collateral Agent and shall, if requested by the Collateral Agent, be paid over to the Collateral Agent, for its benefit and in its capacity as the Collateral Agent for the benefit of the Investors, until all of the Obligations have been paid in full in cash (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations which expressly survive termination of this Guarantee). This assignment and postponement is independent of and severable from this Guarantee and shall remain in full effect whether or not any Guarantor is liable for any amount under this Guarantee.

(c)  This Guarantee is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guarantee is intended by the Guarantors to be the final, complete and exclusive expression of the guarantee agreement among the Company, the Guarantors, the Investors and the Collateral Agent (except as expressly limited by the express terms of this Guarantee). No modification or amendment of any provision of this Guarantee shall be effective against any party hereto unless in writing and signed by a duly authorized officer of such party. This Guarantee, together with the other Transaction Documents, supersedes all other prior oral or written agreements between the Investors, the Company, the Guarantors and the Collateral Agent, their respective Affiliates and Persons acting on their respective behalves with respect to the matters discussed herein, and this Guarantee, together with the other Transaction Documents and the other instruments referenced herein and therein, contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company, any Guarantor, the Collateral Agent nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. As of the date of this Guarantee, there are no unwritten agreements between the parties with respect to the matters discussed herein. No provision of this Guarantee may be amended, modified or supplemented other than by an instrument in writing signed by the parties hereto.

(d)  Each Guarantor hereby releases each Investor and the Collateral Agent from all, and agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any, “claims” (as defined in Section 101(5) of the Bankruptcy Code), whether arising under any law, ordinance, rule, regulation, order, policy or other requirement of any domestic or foreign governmental authority or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or assets or otherwise, to which the Guarantors are or would at any time be entitled by virtue of its obligations hereunder, any payment made pursuant hereto or the exercise by any Investor or the Collateral Agent of its rights with respect to the Transaction Documents and Obligations, including any such claims to which such Guarantor may be entitled as a result of any right of subrogation, exoneration or reimbursement, provided that nothing in this Section shall release or waive any claim arising from the gross negligence, willful misconduct or intentional fraud of any Investor or the Collateral Agent, and provided further that the aggregate amount payable by the Company and the Guarantors under this Guarantee shall not exceed the face value of each Note plus fees and expenses.

5. Certain Rights and Obligations.

(a)  Each Guarantor acknowledges and agrees that the Collateral Agent may, in its reasonable discretion and acting in good faith, from time to time, demand or make any reservation of rights against such Guarantor; provided that, to the extent practicable, the Collateral Agent shall give the Guarantor five (5) Business Days’ prior written notice of any such demand or reservation of rights, and provided further that such actions shall not materially prejudice the Guarantor’s rights or increase its obligations hereunder:

(i)  renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to any Guarantor or others;

(ii)  accept from any Person and hold any collateral for the payment of the Obligations or any part thereof, and modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such Collateral or any part thereof;

(iii)  accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof, and discharge, release or substitute any such obligation of any such endorser or guarantor, or discharge and release or compromise any Guarantor, or any other Person who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other Person in any way obligated to pay the Obligations or any part thereof, and enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor or Person;

(iv)  dispose of any and all collateral securing the Obligations in its reasonable discretion, as it may deem appropriate, and direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as the Collateral Agent in its reasonable discretion may determine;

(v)  subject to the terms of the Note and Purchase Agreement as applicable, determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, fees, costs, and expenses, or otherwise), including, without limitation, the application of payments received from any source to the payment of Indebtedness other than the Obligations even though one or more Investors might lawfully have elected to apply such payments to the Obligations or to amounts which are not covered by this Guarantee;

(vi)  take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Collateral Agent, in its sole discretion, may deem appropriate; and

(vii)  generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of such Guarantor as a guarantor or surety in whole or in part, and in no case shall any Investor or Collateral Agent be responsible or shall any Guarantor be released either in whole or in part for any act or omission in connection with an Investor or Collateral Agent having sold any security at less than its fair market value.

(b)  Following the occurrence and during the continuance of an Event of Default, and upon demand by the Collateral Agent, each Guarantor, jointly and severally, hereby agrees to pay the Obligations to the extent hereinafter provided and to the extent unpaid:

(i)  without deduction by reason of any set-off, defense (other than payment) or counterclaim of the Company or any other Guarantor;

(ii)  without requiring presentment, protest or notice of nonpayment or notice of default to the Company, any other Guarantor or any other Person;

(iii)  without or filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Company or any other Guarantor;

(iv)  without requiring any Investor or the Collateral Agent to resort first to the Company (this being a guaranty of payment and not of collection), to any other Guarantor, or to any other guaranty or any collateral which an Investor or the Collateral Agent may hold;

(v)  without requiring notice of acceptance hereof or assent hereto by any Investor or the Collateral Agent; and

(vi)  without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by any Investor or the Collateral Agent upon this Guarantee;

all of which each Guarantor hereby irrevocably waives.

(c)  Each Guarantor’s obligation hereunder shall not be affected by any of the following, all of which such Guarantor hereby waives:

(i)  any failure to perfect or continue the perfection of any security interest in or other Lien on any collateral securing payment of any of the Obligations or any Guarantor’s obligation hereunder;

(ii)  the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any document or security interest or other Lien or guaranty of the Obligations;

(iii)  any failure to protect, preserve or insure any collateral;

(iv)  failure of a Guarantor to receive notice of any intended disposition of any collateral;

(v)  any defense arising by reason of the cessation from any cause whatsoever of liability of any Guarantor including, without limitation, any failure, negligence or omission by any Investor or the Collateral Agent in enforcing its claims against the Company;

(vi)  any release, settlement or compromise of any Obligation of the Company, any other Guarantor or any other Person guaranteeing the Obligations;

(vii)  the invalidity or unenforceability of any of the Obligations;

(viii)  any change of ownership of the Company, any other Guarantor or any other Person guaranteeing the Obligations or the insolvency, bankruptcy or any other change in the legal status of the Company, any Guarantor or any other Person guaranteeing the Obligations;

(ix)  any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations;

(x)  the existence of any claim, setoff or other rights which the Company, the Guarantor, any other Guarantor or guarantor of the Obligations or any other Person may have at any time against any Investor or the Collateral Agent in connection herewith or any unrelated transaction;

(xi)  any Investor’s or the Collateral Agent’s election in any case instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

(xii)  any use of cash collateral, or grant of a security interest by any Company, as debtor in possession, under Sections 363 or 364 of the Bankruptcy Code;

(xiii)  the disallowance of all or any portion of any of any Investor’s or the Collateral Agent’s claims for repayment of the Obligations under Sections 502 or 506 of the Bankruptcy Code;

(xiv)  any stay or extension of time for payment by the Company or any Guarantor resulting from any proceeding under the Bankruptcy Code or any other applicable law; or

(xv)  any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of a Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this Section 5(c).

6.  Representations and Warranties. Each Guarantor further represents and warrants to each Investor and the Collateral Agent that, to the best of such Guarantors’ knowledge after reasonable inquiry, and only as of the date hereof and only in all material respects, that: (a) such Guarantor is a corporation, exempted company, company or other entity duly incorporated or organized, as applicable, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has full power, authority and legal right to own its property and assets and to transact the business in which it is presently engaged; (b) such Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary action to authorize the guarantee hereunder on the terms and conditions of this Guarantee and to authorize the execution, delivery and performance of this Guarantee; (c) this Guarantee has been duly executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought; (d) the execution, delivery and performance by each Guarantor of this Guarantee does not require any action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of (i) applicable law or regulation, (ii) the organizational documents of such Guarantor, (iii) any judgment, injunction, order, decree or other instrument binding upon it, or (iv) any agreement binding upon it; and (e) the Guarantors are all of the subsidiaries of the Company; provided, however, that no representation or warranty herein shall be deemed breached, nor shall any default be deemed to occur, solely as a result of any inaccuracy or omission caused by (i) any act omission of the Collateral Agent, any Investor, or their respective affiliates, representatives, or advisors, or (ii) any written information provided to the Guarantors by or on behalf of the Collateral Agent, any Investor, or their respective affiliates, representatives. or advisors with respect to and for the express purpose of this Agreement and the transactions contemplated hereby.

7. Covenants.

(a)  Each Guarantor covenants with each Investor and the Collateral Agent that such Guarantor shall not grant any security interest in or permit any Lien upon any of its assets in favor of any Person other than Permitted Liens (as defined in the Note) and security interests in favor of the Investors and the Collateral Agent, if applicable. Each Guarantor agrees that it shall not take any action or engage in any transaction that such Guarantor is prohibited from taking or engaging in pursuant to the terms of the Transaction Documents. In addition, each Guarantor agrees to comply with the terms of the Transaction Documents to the same extent that the Company is required to cause the Guarantors to comply with such terms of the Transaction Documents. Each Guarantor, by its signature hereto, hereby acknowledges and agrees that a breach by such Guarantor of this Guarantee constitutes an “Event of Default” under the Note and the other Transaction Documents.

(b)  Each Guarantor covenants and agrees covenants and agrees not to, and to cause each of its Subsidiaries not to: (i) engage in a Fundamental Transaction (as defined in the Note) with respect to any such entity unless the gross proceeds therefrom are paid to the Investor to prepay the Note, provided that for avoidance of doubt if there are no gross proceeds to the Company, no Guarantor nor any of their respective Subsidiaries shall enter into any agreement or arrangement with respect to a Fundamental Transaction; or (ii) sell, transfer, dispose of or encumber any assets other than pursuant to the sale of product inventory or the grant of licenses for services and related software in the ordinary course of business, or sell, transfer, encumber, or issue capital stock in any Subsidiary; or (iii) enter into an agreement or arrangement which contemplates or would result in the occurrence of any of the foregoing.

8.  Termination. This Guarantee shall not terminate until the full and complete performance and indefeasible satisfaction of all of the Obligations (including, without limitation, the indefeasible payment in full in cash of all such Obligations (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations which expressly survive termination of this Guarantee)) or the termination of the Obligations in accordance with the Transaction Documents. Thereafter, but subject to the following, the Collateral Agent, on behalf of itself and as agent for the Investors, shall take such actions and execute such documents as the Guarantors may reasonably request (and at the Guarantors’ cost and expense) in order to evidence the termination of this Guarantee. Payment of all of the Obligations owing from time to time shall not operate as a discontinuance of this Guarantee. Each Guarantor further agrees that, to the extent that the Company or a Guarantor makes a payment to the Investors or the Collateral Agent on the Obligations, or the Investors or the Collateral Agent receive any proceeds from the collateral securing the Obligations or any other payments with respect to the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Company, a Guarantor or any of their respective estates, trustees, receivers, debtors in possession or any other Person under any insolvency or bankruptcy law (including, but not limited to the Bankruptcy Code), state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guarantee shall continue in full force notwithstanding any contrary action which may have been taken by any Investor or the Collateral Agent in reliance upon such payment, and any such contrary action so taken shall be without prejudice to any Investor’s or the Collateral Agent’s rights under this Guarantee and shall be deemed to have been conditioned upon such payment having become final and irrevocable. Upon satisfaction of the Obligations in accordance with this Section 8, each Guarantor’s obligations under this Guarantee shall immediately terminate and this Guarantee shall be void.

9.  Guarantee of Performance. Each Guarantor also, jointly and severally, guarantees the full, prompt and unconditional performance of all Obligations and agreements of every kind owed or hereafter to be owed by the Company or the other Guarantors to the Investors or the Collateral Agent under this Guarantee and the other Transaction Documents, provided that the aggregate liability of the Company and all Guarantors under this Guarantee shall not exceed the face value of each Note plus fees and expenses. Every provision for the benefit of the Investors or the Collateral Agent contained in this Guarantee shall apply to the guaranty of performance given in this Section 9.

10.  Assumption of Liens and Obligations. To the extent that a Guarantor has received or shall hereafter receive distributions or transfers from the Company of property or cash that are subject, at the time of such distribution or transfer, to Liens and security interests in favor of the Investors or the Collateral Agent in accordance with the Transaction Documents, such Guarantor hereby expressly agrees that (i) it shall hold such assets subject to such Liens and security interests, and (ii) it shall be liable for the payment of the Obligations secured thereby. Each Guarantor’s obligations under this Section 10 shall be in addition to its obligations as set forth in other sections of this Guarantee and not in substitution therefor or in lieu thereof.

11. Miscellaneous.

(a)  The terms “Company” and “Guarantor” as used in this Guarantee shall include: (i) any successor individuals, associations, partnerships, limited liability companies, exempted companies, corporations or other entities and (ii) any other associations, partnerships, limited liability companies, corporations or entities into or with which such Company or such Guarantor shall have been merged, consolidated, reorganized, or absorbed.

(b)  Without limiting any other right of any Investor or the Collateral Agent, whenever any Investor or the Collateral Agent has the right to declare any of the Obligations to be immediately due and payable (whether or not it has been so declared), the Collateral Agent, on its behalf and in its capacity as agent for the benefit of the Investors, at its sole election upon not less than ten (10) Business Days’ prior notice to the undersigned may appropriate and set off against the Obligations:

(i)  any and all indebtedness or other moneys due or to become due the Company or to any Guarantor by any Investor or the Collateral Agent in any capacity and whether arising out of or related to the Transaction Documents or otherwise; and

(ii)  any credits or other property belonging to the Company or any Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of any Investor or the Collateral Agent, or any Affiliate of any Investor or the Collateral Agent, whether for deposit or otherwise;

in each case, whether or not then due and owing, and the applicable Investor or the Collateral Agent, as applicable, shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefore is made or entered on such Investor’s or the Collateral Agent’s records subsequent thereto. The Collateral Agent agrees to notify such Guarantor in a reasonable time of any such set-off; however, failure of the Collateral Agent to so notify such Guarantor shall not affect the validity of any set-off.

(c)  Each Guarantor’s obligation hereunder is to pay the Obligations in full in cash when due according to this Guarantee, the Note, the other Transaction Documents, and any other agreements, documents and instruments governing the Obligations to the extent provided herein, and shall not be affected by any stay or extension of time for payment for the benefit of the Company or any other Guarantor resulting from any proceeding under the Bankruptcy Code or any other applicable law.

(d)  No course of dealing between the Company or any Guarantor, on the one hand, and an Investor or the Collateral Agent, on the other hand, and no act, delay or omission by an Investors or the Collateral Agent in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of each Investor and the Collateral Agent hereunder are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

(e)  This Guarantee shall inure to the benefit of the parties hereto and their respective successors and assigns.

(f)  The Collateral Agent may assign its rights hereunder, in which event such assignee shall be deemed to be the Collateral Agent hereunder with respect to such assigned rights.

(g)  Captions of the sections of this Guarantee are solely for the convenience of the parties hereto, and are not an aid in the interpretation of this Guarantee and do not constitute part of the agreement of the parties set forth herein.

(h)  If any provision of this Guarantee is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

12.  Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement; provided, that any communication shall be effective as to any Guarantor if made or sent to the Company in accordance with the foregoing.

13. Waivers.

(a)  Each Guarantor to the extent permitted by applicable law, waives the benefit of all valuation, appraisal and exemption laws; provided that nothing in this Section 13(a) shall be deemed to waive any non-waivable statutory protection available to the Guarantor under applicable law.

(b)  Upon the occurrence of a default or Event of Default, each Guarantor hereby waives all rights to notice and hearing of any kind prior to the exercise by any Investor or the Collateral Agent, on its behalf and in its capacity as agent for the benefit of the Investors, of its rights to repossess any collateral without judicial process or to replevy, attach or levy upon any collateral without prior notice or hearing, in each case, only to the extent such waiver is permitted by applicable law. Each Guarantor acknowledges that it has been advised by counsel of its choice with respect to this transaction and this Guarantee.

(c)  Each Guarantor waives its rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this guaranty, or the other transaction documents, in any action, proceeding or other litigation of any type brought by any Investor or the Collateral Agent. Each Guarantor agrees that any such claim or cause of action shall be tried by a court without a jury. Without limiting the foregoing, each guarantor further agrees that its right to a trial by jury is waived by operation of this section as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this Guarantee or any provision hereof. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Guarantee, provided that nothing herein shall be deemed to waive any mandatory procedural rights that cannot be waived under applicable law.

14.  Counterparts; Headings. This Guarantee may be executed in two or more identical counterparts, all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile, .pdf or similar electronically transmitted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature. The headings in this Guarantee are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

15.  Governing Law; Exclusive Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Guarantee shall be governed by and construed and enforced in accordance with the Purchase Agreement, and all legal Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Guarantee shall be commenced and litigated only as provided in the Purchase Agreement.

[Signature page follows]

IN WITNESS WHEREOF, each Company and the Guarantors have executed this Guarantee as of the date first written above.

COMPANY

Executed and delivered as a deed by	)
3 E Network Technology Group Limited	)
acting by its duly authorised director	)	(Director)

in the presence of:

(Witness)

GUARANTORS:

Executed and delivered as a deed by	)
3 E Network Technology Group Limited	)
acting by its duly authorised director	)	(Director)

in the presence of:

(Witness)

3e Network Technology Company Limited

EXECUTED AND DELIVERED AS	)
A DEED by the sole director for and on	)
behalf of 3e Network Technology	)
Company Limited:	)
)
)

Signature Page to Subsidiary Guarantee

Name: Tingjun Yang (杨廷俊)

Title: Sole Director

Maskmeta Limited

EXECUTED AND DELIVERED AS	)
A DEED by the sole director for and on	)
behalf of Maskmeta Limited:	)
)
)
)

Name: Tingjun Yang (杨廷俊)

Title: Sole Director

Aurora Core Technology Oy

By:
Name:
Title:

hashbeaver tech Limited

By:
Name:
Title:

Signature Page to Subsidiary Guarantee

COLLATERAL AGENT:

By:
Name:
Title:

Collateral Agent Signature Page to Subsidiary Guarantee

EXHIBIT A

Form of Joinder to
Subsidiary Guarantee

This Joinder Agreement is made between the undersigned,      a [      ], (the “New Subsidiary”) and ________________________, an exempted company incorporated under the laws of ____________________________, as Collateral Agent under that certain Subsidiary Guarantee dated as of              , 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee”) by and among the Company, the Guarantors and the Collateral Agent; together with each other Person that becomes a Guarantor thereunder after the date and pursuant to the terms thereof, to and in favor of the Investors. Capitalized terms herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee.

1.  The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Guarantee and a “Guarantor” for all purposes of the Guarantee, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Guarantee. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Guarantee. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby jointly and severally together with the other Guarantors, guarantees to the Investors and the Collateral Agent, as provided in the Guarantee, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2.  The New Subsidiary represents and warrants that the representations and warranties set forth in Section 6 of the Guarantee are, with respect to the undersigned, true and correct as of the date hereof.

3.  From and after the date hereof, each reference to a Guarantor in the Guarantee shall be deemed to include the undersigned.

4.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

5.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the Guarantee and the Purchase Agreement. Any action, proceeding or claim arising out of, or relating in any way to, this Agreement shall be brought and enforced only as provided in the Guarantee and the Purchase Agreement.

[Signature page follows]

Exhibit A-1

IN WITNESS WHEREOF, the undersigned has executed this Joinder this        day of                                 , 202   .

[______________________________]

Exhibit A-2